UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                               GLOBAL AXCESS CORP
               (Exact name of registrant as specified in charter)

               Nevada                     000-17874               88-0199674
               ------                     ---------               ----------
(State or other jurisdiction of          (Commission            (IRS Employer
          incorporation)                 File Number)        Identification No.)

224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida              32082
------------------------------------------------------              -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On December 16, 2005, Georg Hochwimmer resigned as a director of Global Axcess Corp (the "Company").

      On December 16, 2005, the Board of Directors of the Company voted to appoint Joseph M. Loughry, III and Alan W. Rossiter as directors of the Company. There are no understandings or arrangements between Messrs. Loughry and Rossiter and any other person pursuant to which either director was selected as a director. Messrs. Loughry and Rossiter presently do not serve on any Company committee. Messrs. Loughry and Rossiter may be appointed to serve as a member of a committee although there are no current plans to appoint either director to a committee as of the date hereof. Neither Messrs. Loughry and Rossiter do not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, Messrs. Loughry and Rossiter has never entered into a transaction, nor is there any proposed transaction, between Messrs. Loughry and Rossiter and the Company.

      Joseph M. Loughry, III, age 59, from 2000 through 2003, Mr. Loughry served as the President, CEO and a director of HTE, Inc., a software company that was listed on Nasdaq. Prior to 2000, Mr. Loughry served as the President and CEO of QuestPoint Holdings, Inc. since 1992. Mr. Loughry graduated from the University of Maryland - College Park in 1967 with a BS in Business Administration.

      Alan W. Rossiter, age 60, since 1996 has served as the President and CEO of Enterprise North Florida Corporation, which provides emerging technology companies with extensive business, technical and financial services. Mr. Rossiter served for 20 years with the United States Navy in various capacities including Aviation Maintenance Officer for the United States Pacific Fleet and Director of Naval Aviation Logistics Management at the Naval Air Systems Command in Washington, D.C. during Operation Desert Storm. Mr. Rossiter received a Bachelors degree in History from Denison University in 1967, graduated from the Naval Aviation Candidate School at Pensacola, Florida in 1969 and graduated from National University of San Diego with a Masters of Business Administration in Financial Management and Information Systems in 1983.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GLOBAL AXCESS CORP


Dated: December 22, 2005             By: /s/ David Fann
                                         --------------------------
                                     Name: David Fann
                                     Title: President


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